Exhibit 23(a)


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


                     As independent public accountants, we hereby consent to the incorporation by reference in this registration statement on Form S-8 of Kasper A.S.L., Ltd. (the "Company") of our report dated March 3, 2000 included in the Company's Form 10-K for the year ended January 1, 2000 and to all references to our Firm included in this registration statement.


                                              /s/  ARTHUR ANDERSEN LLP


New York, New York
May 12, 2000